UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2020

NUZEE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)

1401 Capital Avenue, Suite B, Plano, Texas 75074

(Address of principal executive offices)

(760) 295-2408

(Registrant’s telephone number, including area code)

1700 Capital Avenue, Suite 100, Plano, Texas 75074

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	NUZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 28, 2020, NuZee, Inc. (the “Company”) entered into a Stock Transfer Agreement (the “Agreement”) by and between the Company and Eguchi Holdings Co., Ltd. (the “Purchaser”), pursuant to which the Company agreed to sell all of its equity interests in its majority-owned subsidiary, NuZee JAPAN Co., Ltd. (the “Japan Entity”), representing 70% of the outstanding equity interests of the Japan Entity, to the Purchaser for an aggregate sale price of approximately $34,000 (the “Sale”).

The Purchaser is controlled by Mr. Katsuyoshi Eguchi, who serves as the chief executive officer of the Japan Entity and is also the beneficial owner of more than five percent of the Company’s common stock.

The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the full text of the Agreement, a translated copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On September 29, 2020, the Company completed the Sale pursuant to the Agreement. The description of the Sale and the Agreement set forth under Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 8.01.

Prior to the completion of the Sale, the Company owned 70% of the equity interests of the Japan Entity, and the Purchaser owned the remaining 30% of the equity interests of the Japan Entity. Following the completion of the Sale, the Purchaser owns all 100% of the outstanding equity interests of the Japan Entity.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Stock Transfer Agreement dated September 28, 2020 by and between NuZee, Inc. and Eguchi Holdings Co., Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUZEE, INC.

Dated: September 30, 2020	By:	/s/ Shanoop Kothari
	Name:	Shanoop Kothari
	Title:	Vice President, Chief Financial Officer and Chief Operating Officer